UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 Amendment No. 1
                                       on
                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2001
                                                 ------------

                               The CIT Group, Inc.
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             (Exact name of registrant as specified in its charter)

         Nevada                      1-1861                      65-1051227
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    (State or other               (Commission                  (IRS Employer
    jurisdiction of               File Number)               Identification No.)
    incorporation)

                           1211 Avenue of the Americas
                            New York, New York 10036
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Registrant's telephone number, including area code (212) 536-1390
                                                   --------------

Item 4. Changes in Registrant's Certifying Accountants.

      Item 4 of the Registrant's Form 8-K filed June 7, 2001 is amended by this Form 8-K/A to read as follows:

      Prior to Tyco's acquisition of CIT, the independent auditor for CIT Delaware was KPMG LLP. The independent auditor for Tyco is PricewaterhouseCoopers ("PwC"). On June 1, 2001, in connection with the acquisition referred to in Item 1, Tyco and CIT jointly determined that CIT would terminate its audit engagement with KPMG and enter into an audit engagement with PwC, in order to facilitate the auditing of Tyco's consolidated financial statements. CIT's Board of Directors approved the appointment of PwC as the independent auditors for CIT.

      In connection with the audits of the two fiscal years ended December 31, 2000, and the subsequent interim period through June 1, 2001 there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.


      The audit reports of KPMG LLP on the consolidated financial statements of The CIT Group, Inc. and subsidiaries as of and for the years ended December 31, 2000 and 1999, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from KPMG LLP is attached as Exhibit 16.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

      10.13 Agreement, dated as of June 1, 2001, between CIT Holdings (NV) Inc., a wholly owned subsidiary of Tyco International Ltd., and The CIT Group, Inc., a Nevada corporation, regarding transactions between CIT Holdings and CIT (previously filed).


      16 Letter from KPMG LLP to the Securities and Exchange Commission stating that it agrees with the statement made by CIT regarding its change in accountants.



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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE CIT GROUP, INC.
                                       -----------------------------------------
                                       (Registrant)

                                   By: /s/ JOSEPH M. LEONE
                                       -----------------------------------------
                                       Joseph M. Leone
                                       Executive Vice President and
                                       Chief Financial Officer

                                   By: /s/ MARK H. SWARTZ
                                       -----------------------------------------
                                       Mark H. Swartz
                                       Vice President


Dated: July 2, 2001



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